                                                                   EXHIBIT 10.17














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                                                                   EXHIBIT 10.17


                           SEVENTH AMENDMENT TO LEASE


         THIS SEVENTH AMENDMENT TO LEASE (the "Seventh Amendment"), is made this 20 day of January, 1998 by and between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM (as "Landlord") and BROCK INTERNATIONAL, INC. (as "Tenant").

                              W I T N E S S E T H:

         WHEREAS, Atlanta Overlook Associates #3 ("AOA") and Tenant did enter into that certain Lease Agreement (the "Original Lease"), dated as of January 30, 1988, for space in that certain building known as "Overlook III" (the "Building"); and

         WHEREAS, AOA and Tenant did enter into that certain First Amendment of Office Building Lease (the "First Amendment"), dated as of December 27, 1988; and

         WHEREAS, Landlord and Tenant did enter into that certain Second Amendment of Office Building Lease (the "Second Amendment"), dated as of October 2, 1989; and

         WHEREAS, Landlord and Tenant did enter into that certain Third Amendment of Office Building Lease (the "Third Amendment"), dated as of March 10, 1993; and

         WHEREAS, Landlord and Tenant did enter into that certain Fourth Amendment of Office Building Lease (the "Fourth Amendment"), dated as of June 24, 1993; and

         WHEREAS, Landlord and Tenant did enter into that certain Fifth Amendment of Office Building Lease (the "Fifth Amendment"), dated as of March 22, 1994; and

         WHEREAS, Landlord and Tenant did enter into that certain Sixth Amendment of Office Building Lease (the "Sixth Amendment"), dated as of September 22, 1994; and

         WHEREAS, Brock Control Systems, Inc. did change its name to Brock International, Inc. and Brock International, Inc. did assume the obligations of Brock Control Systems, Inc. under the Original Lease, as amended; and

         WHEREAS, the Original Lease, as modified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment are sometimes herein referred to as the Lease; and

         WHEREAS, Landlord and Tenant desire to modify and amend the Lease, in the manner and for the purposes herein set forth.

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for Ten and No/100 Dollars ($10.00) and other good and valuable consideration, paid by the parties hereto to one another, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby covenant and agree as follows:


         1. Extension of Lease Term. The Lease Term is hereby extended for twenty-four (24) months (the "Renewal Term") so that the Lease shall now expire on October 31, 2000 unless earlier terminated in accordance with the terms thereof. Any reference in the Lease to the Term shall mean the period ending on October 31, 2000.


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         2. Base Rent. The Base Rent during the Renewal term, shall be as follows:

                                                            PER RSF PER
                                                            -----------
                         PERIOD                          ANNUM BASE RENT
                         ------                          ---------------
                  11/01/98 - 10/31/00                        $22.00



         Such Base Rent shall be paid by Tenant at the time and in the manner that Base Rent is paid under the Lease. The aforesaid charges do not include any other charges which might otherwise be due from Tenant under the terms and conditions of the Lease.

         3. Reduction of Premises. (a) Effective November 1, 1998, the Premises will be reduced from 48,350 rentable square feet to 25,216 rentable square feet (hereinafter referred to as the "Reduced Premises"), which is more particularly shown as outlined on Exhibit "A" attached hereto and incorporated herein by reference.

         (b) The Base Rent for the Reduced Premises shall be determined in accordance with Paragraph 2 above.

         4. Tenant's Share. (a) Tenant's Share as described in Paragraph 1.1.3 of Exhibit "B" of the Fourth Amendment shall be adjusted accordingly and, from and after November 1, 1998, Tenant's Share shall be (subject to further adjustments as provided in the Lease) 5.83%.

         5. Escalation. Effective November 1, 1998 Paragraph 3 (Increases in Operating Costs) of the Fourth Amendment is hereby deleted in its entirety, and the following paragraphs are inserted in lieu thereof:

                  (i) In addition to the Base Rent, Tenant agrees to pay as Additional Rent to Landlord, Tenant's Share of Estimated Operating Costs (as such terms are defined in Exhibit "B" attached to this Seventh Amendment, and by this reference incorporated herein) in excess of the Operating Costs for the Building for 1998, on a per square foot per annum basis and adjusted as required herein (the Initial Operating Costs"), which Additional Rent shall be due in twelve (12) equal installments in each Lease Year. All subsequent payments of Tenant's Share of Operating Costs shall be due and payable without demand, deduction or set off in advance on or before the first day of each month of the Lease Term. During any Lease Year within the Lease Term that is less than twelve
(12) full months, any amount to be paid with respect to such period shall be proportionately adjusted based on that portion of the Lease Year that this Lease is in effect.

                  (ii) On or before December 15 of each Lease Year (or as soon thereafter as is practical), Landlord shall provide Tenant with Landlord's estimate of Tenant's Share of Estimated Operating Costs for the following Lease Year. Beginning on January 1, 1999 and continuing on the first (1st) day of January each year thereafter, the amount of Tenant's Share of Estimated Operating Costs shall be adjusted to the amount set forth in Landlord's notice. As promptly as practicable after the end of each Lease Year, Landlord shall compute the actual Operating Costs for the previous Lease Year. If Tenant's Share of the actual Operating Costs is greater than the amount Tenant paid to Landlord as Tenant's Share of the Estimated Operating Costs for the previous Lease Year, Tenant shall, within fifteen (15) days after receipt of notice of Tenant's Share of actual Operating Costs, pay to Landlord as Additional Rent an amount equal to the difference between Tenant's Share of actual Operating Costs and Tenant's Share of Estimated Operating Costs. If Tenant's Share of the actual Operating Costs for any Lease Year is less than the amount Tenant paid to Landlord as Tenant's Share of Estimated Operating Costs for such Lease Year, such excess amount shall be applied against the installment of Additional Rent next coming due until the same has been fully applied.


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

         6. Tenant Improvements. (a) Tenant hereby takes and accepts the Reduced Premises "as is, where is", with no representation or warranty by Landlord as to the fitness or suitability of the Expansion Space for Tenant's purpose.

         (b) If Tenant desires any additional work in the Reduced Space, then the work will be provided subject to Landlord's prior consent only, and by Landlord at Tenant's sole cost and expense. Such amount will be paid to Landlord within thirty (30) days after demand therefor is made by Landlord.

         7. Expansion Rights. So long as no event of default on the part of Tenant then exists, and subject to any other current right to an expansion option, renewal option, first right to lease or other such right granted to a tenant of the Building or a tenant of any other building within Overlook prior to the date this Seventh Amendment is executed, and so long as there is no sublease of any portion of the Premises or any assignment of the Lease, Landlord shall not at any time lease the space consisting of approximately 3,277 rentable square feet on the fifteenth (15th) floor of the Building, (the "Offer Space" as more particularly described in Exhibit "A"), without first giving notice to Tenant of the proposed lease with a bona fide prospect of such space (the "Availability Notice"). Such notice shall contain all of the material, economic terms of the proposed lease. Tenant must elect to lease the Offer Space, or not to lease such Offer Space, within five (5) business days of the notice from Landlord, by giving notice to Landlord of Tenant's intent to exercise this first right of refusal, on the terms offered to Tenant as specified in Landlord's notice. If Landlord does not receive such notice from Tenant within said five
(5) business days, Tenant shall be deemed to have elected not to lease the space in question, Tenant shall have no further rights to said space, and Landlord shall be free to lease the space to another party.

         (b) Tenant shall have the right to lease the Offer Space offered at the then prevailing market base rental rate and leasehold improvement allowance as determined by Landlord in its sole, good faith judgment, and indicated by Landlord in the Availability Notice. If Tenant elects to exercise this right to lease, Tenant shall deliver notice of such exercise to Landlord. Upon such notice by Tenant, Tenant shall be bound to lease said portion of said floor on the same terms and conditions as under the Lease, but at the rental rate and other terms as set forth in the Availability Notice. Such lease as to the Offer Space shall commence on the earlier date to occur of (i) Tenant's occupancy of the Offer Space in question, or (ii) sixty (60) days from the date of Tenant's notice to elect to lease such Offer Space.

         8. Brokerage. LASALLE PARTNERS MANAGEMENT LIMITED ("LASALLE") HAS REPRESENTED LANDLORD IN THIS TRANSACTION AND SHALL BE PAID A COMMISSION BY LANDLORD IN CONNECTION WITH THIS LEASE UNDER A SEPARATE AGREEMENT. Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Amendment, and Tenant agrees to indemnify Landlord against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent claiming the same by, through or under Tenant.

         9. No Other Modifications. Except as set forth herein to the contrary, all of the terms and conditions of the Lease shall remain in full force and effect and shall govern and control Tenant's lease from Landlord of the Premises. Tenant acknowledges and agrees that the Lease is in full effect in accordance with its terms.

         10. Transfers, Successors and Assigns. This Seventh Amendment shall inure to the benefit of and shall be binding upon Landlord, Tenant and their respective transfers, successors and assigns.

         11. Georgia Law. This Seventh Amendment shall be construed and interpreted under and pursuant to the laws of the State of Georgia.

         12. Exhibit. This Seventh Amendment includes Exhibit "A" and Exhibit "B" (three pages, attached).


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IN WITNESS WHEREOF, the undersigned have caused this Seventh Amendment to be executed under seal and delivered on the date and year first above written.

                             "LANDLORD"

                             State of California Public Employees' Retirement System, an agency of the State of California

                             By:  LaSalle Advisors Limited, its Agent

                             By:
                                  ---------------------------------------------

                             "TENANT"

                             Brock International, Inc.

                             By:
                                  ---------------------------------------------

                                      its:
                                            -----------------------------------
                             Attest:
                                    -------------------------------------------

                                      its:
                                            -----------------------------------




                                               (CORPORATE SEAL)


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                                   EXHIBIT "A"

                          Attached to and made part of

                     Lease Agreement dated: January 20, 1998

        Landlord: State of California Public Employees' Retirement System

                         Tenant: Brock International, Inc.


                                                        "Reduced Premises"
                                                           25,216 RSF





             OVERLOOK III
             ------------
             10th Floor



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                                             "Offer Space"
                                               3,277 RSF


                   OVERLOOK III
                   ------------
                   15 Floor






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                                  Exhibit "B"

                          Attached to and made part of

                     Lease Amendment dated: January 20, 1998

        Landlord: State of California Public Employees' Retirement System
                        Tenant: Brock International, Inc.


1.  Reimbursement for Operating Costs.

1.1 Definitions. The definitions set forth in this Section 1.1 shall be applied whenever any of the following terms are used in this Special Stipulation 1.

           1.1.1 Operating Costs: shall mean all costs paid by Landlord or its representatives in connection with the ownership, management, maintenance, operation, leasing, insuring, repairing, redecorating, cleaning and securing of the Building, as determined by Landlord to be necessary or appropriate, including, without limitation, all of the following costs:

                  1.1.1.1 All wages, salaries, commissions and related expenses of all on-site and off-site agents, employees and contractors engaged in the management, operation, maintenance, repair, redecoration, cleaning, and security of the Building, plus the costs of all management, maintenance, and security offices in the Building.

                  1.1.1.2 All supplies and materials used and labor charges incurred in the management, operation, maintenance, repair, redecoration, cleaning and security of the Building.

                  1.1.1.3 All reasonable, non-capital equipment purchased or leased for the performance of Landlord's obligations hereunder.

                  1.1.1.4 All management, maintenance, cleaning, security, advertising, promotional and other service agreements for the Building and the equipment therein, including, without limitation, alarm service, security service, window cleaning, and elevator and escalator maintenance.

                  1.1.1.5 All accounting, legal and engineering fees and expenses, including, without limitation, the cost of audits by certified public accountants.

                  1.1.1.6 All insurance premiums, including, without limitation, fire, casualty, extended coverage, public liability, rent abatement, boiler, and worker's compensation insurance applicable to the Building, Landlord's employees and Landlord's personal property used in connection therewith.

                  1.1.1.7 All redecorating (including painting, wallpapering and floor covering), maintaining and repairing of the Building, structural or non-structural, including, without limitation, the mechanical, electrical, heating, ventilating and air conditioning equipment, landscape maintenance and the replacement of trees and shrubbery (excluding any such cost billed to and paid by individual tenants).

                  1.1.1.8 All removing of trash, rubbish, garbage and other refuse from the Building, as well as removal of ice and snow from the sidewalks, driveways and parking lots.

                  1.1.1.9 All amortization of capital improvements (including accounting, legal, architectural and engineering fees incurred in connection therewith) made to the Building subsequent to the Commencement Date which (i) will improve operating


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

                  efficiencies; (ii) may be required by any law; or (iii) improve or enhance the health of persons in the Building or safety of the Building.


                  1.1.1.10 All charges for electricity, gas, water, sewer, and other utilities furnished to or services or privileges made available to users of the Building.

                  1.1.1.11 All ad valorem property taxes covering all real and personal property constituting a part of the Building, including, but not limited to, all general and special assessments of every kind.

                  1.1.1.12 Any costs incurred in connection with, as a part of or as a result of the testing of indoor air quality in any portion of the Building.

                  1.1.1.13 All other expenses of owning, maintaining, operating, insuring, securing, managing, cleaning, redecorating or repairing the Building.

                  1.1.2 Notwithstanding any of the foregoing to the contrary, Operating Costs shall not include:

                  1.1.2.1 Costs which are directly reimbursed to Landlord by other tenants.

                  1.1.2.2 Payments on mortgages or ground leases owed by Landlord.

                  1.1.2.3 Costs of leasehold improvements for which Landlord has agreed to pay.

                  1.1.2.4 Payment of any return on equity to any owner of the Building.

                  1.1.2.5  Costs reimbursed by proceeds of insurance.

                  1.1.2.6 Costs of the initial construction of the Building or any depreciation thereof.

                  1.1.2.7 Payments of claims, damages or expenses resulting from any willful is conduct of Landlord or any of its authorized representatives.

                  1.1.2.8 Costs of any tenant improvements or other improvements or other services or other Operating Costs which are performed by or incurred by Landlord for the benefit of a single tenant rather than for the benefit of all tenants of the Building.


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